POWER OF ATTORNEY



We, the undersigned directors of Iowa First Bancshares Corp. hereby severally constitute George A. Shepley and Kim Bartling, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our names, the capacities indicated below, the Annual Report on Form 10-K of Iowa First Bancshares Corp. for the fiscal year ended December 31, 1998, to be filed herewith and any amendments to said Annual Report, and generally do all such things in our name and behalf in our capacities as directors to enable Iowa First Bancshares Corp. to comply with the provisions of the Securities Exchange Act of 1934 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Annual Report on Form 10-K and any and all amendments thereto.

         Signature                  Title                          Date
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/s/ Roy J. Carver, Jr.     Director                            February 18, 1999
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Roy J. Carver, Jr.

/s/ Larry L. Emmert        Director                            February 18, 1999
----------------------
Larry L. Emmert

/s/ Craig R. Foss          Director                            February 18, 1999
----------------------
Craig R. Foss

/s/ Donald R. Heckman      Director                            February 18, 1999
----------------------
Donald R. Heckman

/s/ Dean H. Holst          Director                            February 18, 1999
----------------------
Dean H. Holst

/s/ D. Scott Ingstad       Director                            February 18, 1999
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D. Scott Ingstad

/s/ Victor G. McAvoy       Director                            February 18, 1999
----------------------
Victor G. McAvoy

/s/ Beverly J. White       Director                            February 18, 1999
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Beverly J. White